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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-14
                            POOL PROFILE (5/31/2001)

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                                       ------------------  --------------------
                                              BID               TOLERANCE
                                       ------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                 $175,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Jul-01
INTEREST RATE RANGE                      6.375% - 8.750%
GROSS WAC                                          7.14%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                             1.7 bps
WAM (in months)                                      177          (+/- 2 month)

WALTV                                                65%          (maximum 80%)

CALIFORNIA %                                         26%          (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                 2%          (maximum  5%)

AVERAGE LOAN BALANCE                            $440,000     (maximum $460,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,308,034   (maximum $2,000,000)

CASH-OUT REFINANCE %                                 24%         (maximum  30%)

PRIMARY RESIDENCE %                                  94%          (minimum 85%)

SINGLE-FAMILY DETACHED %                             95%          (minimum 80%)

FULL DOCUMENTATION %                                 85%          (minimum 70%)

PREPAYMENT PENALTY %                                  0%           (maximum 3%)

UNINSURED > 80% LTV %                                 2%           (maximum 3%)

TEMPORARY BUYDOWNS                                    1%          (maximum  3%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-14
                               PRICING INFORMATION

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RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                      6.500%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.20%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         11-Jul-01              9:00 AM

SETTLEMENT DATE                                  30-Jul-01

ASSUMED SUB LEVELS                                     AAA        2.250%
                                                        AA        0.000%
                                                         A        0.000%
                                                       BBB        0.000%
                                                        BB        0.000%
                                                         B        0.000%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-14. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.


WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Lori Maller (301) 846-8185

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